UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2017

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600
____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On June 30, 2017, the mergers pursuant to the previously announced Agreement and Plan of Merger, dated as of January 2, 2017 (the “Merger Agreement”), by and among Alon USA Energy, Inc. (the “Company”), Delek US Holdings, Inc., a Delaware corporation, Delek Holdco, Inc., a Delaware corporation, Dione Mergeco, Inc., a Delaware corporation and Astro Mergeco, Inc., a Delaware corporation (“Alon Merger Sub”), as amended by the First Amendment, dated as of February 27, 2017, and the Second Amendment, dated as of April 21, 2017, were closed and are effective as of July 1, 2017 (the “Effective Time”). Immediately prior to the Effective Time, Delek US Holdings, Inc.’s name will be changed to “Delek US Energy, Inc.” and Delek Holdco, Inc.’s name will be changed to “Delek US Holdings, Inc.” As such, Delek Holdco, Inc. (which is to be renamed Delek US Holdings, Inc.) is referred to herein as “New Delek,” and Delek US Holdings, Inc. (which is to be renamed Delek US Energy, Inc.) is referred to herein as “Delek.” Effective as of the Effective Time, the Company will be a wholly owned subsidiary, directly and indirectly, of New Delek, as a result of the merger of Alon Merger Sub with and into the Company (the “Merger”), with the Company surviving.
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each issued and outstanding share of Company common stock, par value $0.01 per share (“Company Common Stock”), other than certain shares held by New Delek and its subsidiaries or held in the treasury of the Company, will be converted into the right to receive 0.504 of a share of New Delek common stock, par value $0.01 per share (such common stock, “New Delek Common Stock,” and such consideration, the “Merger Consideration”), or, in the case of fractional shares of New Delek Common Stock, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of New Delek Common Stock multiplied by (ii) $25.96 per share, which is the volume-weighted average price of Delek common stock for the twenty consecutive days ending as of June 30, 2017. In addition, at the Effective Time, each outstanding share of restricted Company Common Stock (“Company Restricted Stock”) will be assumed by New Delek and converted into a restricted stock award denominated in shares of New Delek Common Stock.
The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, as amended, filed with the Securities and Exchange Commission (the “SEC”) on January 3, 2017 and is incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that trading in Company Common Stock should be suspended and the listing of Company Common Stock on the NYSE should be removed. The trading of Company Common Stock on the NYSE will be suspended before the opening of the market on July 3, 2017. The Company also requested that the NYSE file with the SEC an application on Form 25 to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Furthermore, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended as soon as practicable.

Item 3.03. Material Modification to Rights of Security Holders.
Pursuant to the Merger Agreement, at the Effective Time (i) each outstanding share of Company Common Stock, other than shares held by New Delek and its subsidiaries or held in the treasury of the Company, will be converted into the right to receive the Merger Consideration and (ii) each outstanding share of Company Restricted Stock will be assumed by New Delek and converted into a restricted stock award denominated in shares of New Delek Common Stock.
As of the Effective Time, holders of Company Common Stock immediately prior to the Effective Time, other than New Delek and its subsidiaries, will cease to have any rights as stockholders of the Company (other than the right to receive the Merger Consideration or as otherwise provided by the Merger Agreement or by law).
The information set forth in Items 2.01, 3.01 and 5.01 is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
A change of control of the Company occurred upon the filing of the certificate of merger, which is effective as of the Effective Time, with the Secretary of State of the State of Delaware, at which time Alon Merger Sub will merge with and into the Company, with the Company continuing to exist as a Delaware corporation.
As a result of the Merger, the Company will become a wholly owned subsidiary, directly and indirectly, of New Delek.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
At the Effective Time, and in accordance with the terms of the Merger Agreement, each of the following members of the board of directors of the Company ceased to be directors: Ilan Cohen, Assaf Ginzburg, Ron W. Haddock, William J. Kacal, Zalman Segal, Avigal Soreq, Franklin R. Wheeler and David Wiessman. At the Effective Time, and in accordance with the terms of the Merger Agreement, Kevin Kremke was appointed as a member of the board of directors of the Company, joining Ezra Uzi Yemin and Frederec Green who remained as directors of the Company.
At the Effective Time, and in accordance with the terms of the Merger Agreement, all of the officers of the Company were removed from their respective positions and Shai Even was appointed as Senior Vice President.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the consummation of the Merger, at the Effective Time, the certificate of incorporation of Alon Merger Sub as in effect immediately prior to the Effective Time will become the certificate of incorporation of the Company as set forth in Exhibit 3.1, and as so amended and restated will become the certificate of incorporation of the surviving entity in the Merger, effective as of the Effective Time (the “Surviving Corporation Certificate of Incorporation”).
The foregoing disclosures are qualified in their entirety by reference to the Surviving Corporation Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
3.1	Surviving Corporation Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.
Date:	June 30, 2017	By:	/s/ James Ranspot
James Ranspot
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Surviving Corporation Certificate of Incorporation.

4